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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): JANUARY 5, 2005


                        NORTHERN BORDER PIPELINE COMPANY
             (Exact name of registrant as specified in its charter)

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

                           TEXAS                           333-88577                         74-2684967
              (State or other jurisdiction of             (Commission                       (IRS Employer
                       incorporation)                     File Number)                    Identification No.)

                     13710 FNB PARKWAY
                      OMAHA, NEBRASKA                                                68154-5200
         (Address of principal executive offices)                                    (Zip Code)
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       Registrant's telephone number, including area code: (402) 492-7300


          ____________________________________________________________
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      Effective January 5, 2005, ONEOK, Inc. has entered into termination agreements with William R. Cordes and Jerry L. Peters, officers of Northern Plains Natural Gas Company, LLC, our operator, and the equivalent of our Chief Executive Officer, and our Chief Financial and Accounting Officer, as well as with the following officers of Northern Plains: Paul F. Miller, Raymond D. Neppl, Janet K. Place, Gaye Lynn Schaffart, and Michel E. Nelson. These individuals have also been named as participants in the 2005 Supplemental Executive Retirement Plan ("SERP") maintained by ONEOK, Inc.

      Each termination agreement has an initial term from January 5, 2005 until January 1, 2007 and is automatically extended in one-year increments after the expiration of the initial term unless ONEOK provides notice to the officer or the officer provides notice to ONEOK at least 90 days before January 1 preceding the initial or any subsequent termination date of the agreement that the party providing notice does not wish to extend the term. If a "change in control" of ONEOK occurs, the term of each termination agreement will not expire for at least three years after the change in control.

      Under the termination agreements, severance payments and benefits are payable if the officer's employment is terminated by ONEOK without "just cause" or by the officer for "good reason" at any time during the three years after a change in control. In general, severance payments and benefits include a lump sum payment in an amount equal to (1) two times (three times, in the case of William Cordes) the officer's annual compensation and (2) a prorated portion of the officer's targeted short-term incentive compensation. The officer would also be entitled to accelerated vesting of retirement and other benefits under the SERP and continuation of welfare benefits for 24 months (36 months in case of Mr. Cordes). Severance payments will be reduced if the net after-tax benefit to such officer exceeds the net after-tax benefit if such reduction were not made. Gross up payments will be made to such officers only if the severance payments, as reduced, are subsequently deemed to constitute excess parachute payments.

      Benefits payable under the SERP are based upon a specified percentage (reduced for early retirement) of the highest 36 consecutive months' compensation of the employee's last 60 months of service. The SERP will, in any case, pay a benefit at least equal to the benefit which would be payable to the participant under ONEOK's retirement plan if limitations imposed by the Internal Revenue Code were not applicable, less the benefit payable under ONEOK's retirement plan with such limitations. Benefits under the SERP are paid concurrently with the payment of benefits under ONEOK's retirement plan or as ONEOK's administrative committee may determine. SERP benefits are offset by benefits payable under our retirement plan, but are not offset by social security benefits.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

       Exhibit 99.1 Form of Termination Agreement dated as of January 5, 2005 filed as Exhibit 99.1 to Northern Border Partners, L.P. Form 8-K filed on January 11, 2005 (File No. 1-12202).

       Exhibit 99.2 ONEOK, Inc. 2005 Supplemental Executive Retirement Plan filed as Exhibit 99.2 to Northern Border Partners, L.P. Form 8-K filed on January 11, 2005 (File No. 1-12202).


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NORTHERN BORDER PIPELINE COMPANY
                                        By: Northern Plains Natural Gas Company,
                                            Operator

Date  January 11, 2005                  By: /s/ Jerry L. Peters
                                            ------------------------------------
                                        Name:   Jerry L. Peters
                                        Title:  Vice President, Finance and
                                                Treasurer